EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of May 6, 2020 (this “Amendment”), to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Second Amendment Effective Date, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), each Issuing Lender party thereto, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent wish to amend the Credit Agreement in certain respects and are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders hereby agree as follows:

SECTION 1.    Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.    Amendments to Credit Agreement.

(a)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement:

“Available Borrowing Capacity”: with respect to any Person, on any date of determination, the total unrestricted borrowing capacity which may be drawn (taking into account required reserves and discounts) upon by such Person or its Subsidiaries, at such Person’s or its Subsidiaries’ sole discretion, under committed credit facilities or repurchase agreements which provide financing to such Person or its Subsidiaries.

“Cash Liquidity”: on any date of determination and with respect to any Person, the sum of (i) unrestricted cash and Cash Equivalents, plus (ii) Available Borrowing Capacity.

“Repaid Amount”: the aggregate amount of Loans that have been repaid pursuant to Section 2.9(b).

“Second Amendment”: the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date.

“Second Amendment Effective Date”: May 6, 2020.

“Temporary Modification Period”: the period beginning on April 1, 2020 and ending on March 31, 2021.

(b)    Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of the definition of “Consolidated EBITDA”:

“Solely for purposes of determining compliance with the covenant contained in Section 7.1(a) for the following Reference Periods, Consolidated EBITDA shall be deemed to be equal to:

(i) for the Reference Period ending June 30, 2021, the greater of (x) the amount of Consolidated EBITDA for the Reference Period ending June 30, 2021, calculated in accordance with the foregoing definition, and (y) (A) the amount of Consolidated EBITDA for the fiscal quarter ending on June 30, 2021, multiplied by (B) four, as each such amount may be adjusted on a pro forma basis;

(ii) for the Reference Period ending September 30, 2021, the greater of (x) the amount of Consolidated EBITDA for the Reference Period ending September 30, 2021, calculated in accordance with the foregoing definition, and (y) (A) (I) the amount of Consolidated EBITDA for the fiscal quarter ending on June 30, 2021, plus (II) the amount of Consolidated EBITDA for the fiscal quarter ending on September 30, 2021, multiplied by (B) two, as each such amount may be adjusted on a pro forma basis; and

(iii) for the Reference Period ending December 31, 2021, the greater of (x) the amount of Consolidated EBITDA for the Reference Period ending December 31, 2021, calculated in accordance with the foregoing definition, and (y) (A) (I) the amount of Consolidated EBITDA for the fiscal quarter ending on June 30, 2021, plus (II) the amount of Consolidated EBITDA for the fiscal quarter ending on September 30, 2021, plus (III) the amount of Consolidated EBITDA for the fiscal quarter ended December 31, 2021, multiplied by (B) four-thirds, as each such amount may be adjusted on a pro forma basis.”

(c)    Section 1.1 of the Credit Agreement is hereby amended by adding the following at the beginning of the definition of “Revolving Commitment”:

“Subject to Section 2.9(b),”

(d)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Total Unused Commitment” as follows:

““Total Unused Commitment”: at any time, an amount equal to the remainder of (x) the Total Revolving Commitments then in effect less (y) the Total Revolving Extensions of Credit at such time; provided that the Repaid Amount shall not be included in the calculation of Total Unused Commitments during the Temporary Modification Period.”

(e)     Section 2.9(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Solely during the Temporary Modification Period, substantially concurrently with each Restricted Payment made by the Borrower or any other Loan Party (and not, for the avoidance of doubt, any ESH Party) in accordance with Section 7.5(b), the Borrower shall immediately prepay the Loans in an amount equal to the lesser of (x) the aggregate amount of such Restricted Payment multiplied by two and (y) the aggregate outstanding principal amount of the Loans. Any Loans prepaid pursuant to this Section 2.9(b) shall not be available to be re-borrowed until the expiration of the Temporary Modification Period.”

(f)    Section 6.2(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“within five (5) Business Days following the last Business Day of each calendar month (or such longer period as determined by the Administrative Agent in its sole discretion) during the Temporary Modification Period, a certificate from a Responsible Officer of the Borrower certifying as to compliance with the covenant set forth in Section 7.1(c)”

(g)    Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Consolidated Leverage Ratio. Commencing with the fiscal quarter ending June 30, 2021, permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed 8.75 to 1.00. For the avoidance of doubt, compliance with this Section 7.1(a) shall not be required in the case of any fiscal quarter ending on June 30, 2020, September 30, 2020, December 31, 2020 or March 31, 2021.

(h)    Section 7.1 of the Credit Agreement is hereby further amended to include a new clause (c) as follows:

“(c) Minimum Liquidity. During the Temporary Modification Period, on the last Business Day of any calendar month permit the aggregate Cash Liquidity of the Borrower and its Subsidiaries (including the ESH Parties) as of the close of business to be less than the sum of (x) $150,000,000 and (y) (A) the aggregate amount of any Restricted Payments made by the Borrower or any other Loan Party (and not, for the avoidance of doubt, any ESH Party) in accordance with Section 7.5(b) during the Temporary Modification Period, multiplied by (B) two.”

(i)    Section 7.2 of the Credit Agreement is hereby amended as follows:

(j)    Section 7.2(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) unsecured Indebtedness incurred by the Borrower in favor of ESH REIT in an aggregate principal amount not to exceed $150,000,000 at any time outstanding; provided that such Indebtedness shall be subordinated in right of payment to the Obligations in a manner reasonably acceptable to the Administrative Agent;”

(k)    Section 7.5 of the Credit Agreement is hereby amended by adding the following at the end of clause (b) thereof:

“; provided that the aggregate amount of Restricted Payments made pursuant to this clause (b) during the Temporary Modification Period shall not exceed $150,000,000.”

SECTION 3.    Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent (the day on which such conditions are satisfied or waived is herein referred to as the “Second Amendment Effective Date”):

(a)    The Administrative Agent shall have received:

(i)    executed counterparts of this Amendment from the Borrower and each other Loan Party;

(ii)    executed Lender Addenda from the Lenders constituting Required Lenders;

(iii)    the certificates of good standing and certificate or articles of formation or organization of each Loan Party, certified as of a recent date by the Secretary of State of the state of formation or organization of each Loan Party, as applicable;

(b)    Each of the representations and warranties of each Loan Party set forth in Section 4 of the Amended Credit Agreement and each other Loan Document is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(c)    No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date;

(d)    The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 3(b) and 3(c) of this Amendment; and

(e)    All fees and expenses due to the Administrative Agent required to be paid on the Second Amendment Effective Date shall have been paid, including a fee to the

Administrative Agent, for the ratable account of each Lender delivering a Lender Addendum hereto (each, a “Consenting Lender”) in an amount equal to 0.05% of the sum of the aggregate amount of Revolving Commitments and aggregate outstanding principal amount of Revolving Loans held by such Consenting Lender immediately prior to the Second Amendment Effective Date.

Without limiting the generality of the provisions of Section 9.3 of the Credit Agreement for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed a Lender Addendum shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

SECTION 4.    Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders and the Administrative Agent that as of the Second Amendment Effective Date:

4.1.    This Amendment has been duly authorized, executed and delivered by each Loan Party that is a party hereto. This Amendment, the Amended Credit Agreement, and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

4.2.    The execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the transactions contemplated hereby, (a) are within such Loan Party’s corporate or other powers, (b) have been duly authorized by all necessary corporate or other organizational action, and (c) do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate any applicable law; except with respect to any conflict, breach, contravention or payment (but not creation of Liens) referred to in clause (c)(ii)(x), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

4.3.    Each of the representations and warranties of each Loan Party set forth in Section 4 of the Amended Credit Agreement and each other Loan Document is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

SECTION 5.    Effect of Amendment.

5.1.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.2.     On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 6.    Acknowledgement and Consent. Each Loan Party hereby confirms that (i) all of its obligations, liabilities and indebtedness under the Loan Documents to which it is a party shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Amendment and (ii) all of the Liens and security interests created and arising under the Loan Documents to which it is a party remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees and other Secured Obligations (as defined in the Security Agreement).

SECTION 7.    General.

7.1.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.2.     Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Amendment and the consummation and administration of the transactions contemplated hereby (including all Attorney Costs of Skadden, Arps, Slate, Meagher & Flom LLP), in each case to the extent such payment or reimbursement would be required by Section 10.5 of the Credit Agreement.

7.3.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

7.4.    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

EXTENDED STAY AMERICA, INC., as Borrower

By:	/s/ Brian T. Nicholson
Name: Title:	Brian T. Nicholson Chief Financial Officer
SUBSIDIARY GUARANTORS:
ESA 2007 OPERATING LESSEE LLC
ESA LVP OPERATING LESSEE LLC
ESA P PORTFOLIO OPERATING LESSEE LLC
ESH HOSPITALITY STRATEGIES LLC
ESH MEZZANINE 2 HOLDINGS LLC
ESH STRATEGIES BRANDING LLC
ESH STRATEGIES HOLDINGS LLC
ESH STRATEGIES FRANCHISE LLC
By:	/s/ Brian T. Nicholson
Name:	Brian T. Nicholson
Title:	Vice President and Treasurer
ESA MANAGEMENT, LLC

By:	/s/ Brian T. Nicholson
Name:	Brian T. Nicholson
Title:	Chief Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and L/C Issuer
By:	/s/ Philip Tancorra
Name: Title:	Philip Tancorra Vice President

By:	/s/ Alicia Schug
Name: Title:	Alicia Schug Vice President

[Signature Page to Second Amendment]

LENDER ADDENDUM TO THE

AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF AUGUST 30, 2016

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders party thereto from time to time, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and (B) that on the Second Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder.

Name of Institution:	DEUTSCHE BANK AG NEW YORK BRANCH

Executing as a Lender:
By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

For any institution requiring a second signature line:
By:	/s/ Alicia Schug
Name:	Alicia Schug
Title:	Vice President

LENDER ADDENDUM TO THE

AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF AUGUST 30, 2016

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders party thereto from time to time, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and (B) that on the Second Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder.

Name of Institution:	BARCLAYS BANK PLC

Executing as a Lender:
By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[Signature Page to Second Amendment]

LENDER ADDENDUM TO THE

AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF AUGUST 30, 2016

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders party thereto from time to time, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and (B) that on the Second Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder.

Name of Institution:	Citibank, N.A.

Executing as a Lender:
By:	/s/ Chris Albano
Name:	Chris Albano
Title:	Authorized Signatory
For any institution requiring a second signature line:
By:
Name:
Title:

[Signature Page to Second Amendment]

LENDER ADDENDUM TO THE

AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF AUGUST 30, 2016

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders party thereto from time to time, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and (B) that on the Second Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder.

Name of Institution:	JPMorgan Chase Bank N.A.

Executing as a Lender:
By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President
For any institution requiring a second signature line:
By:
Name:
Title:

[Signature Page to Second Amendment]

LENDER ADDENDUM TO THE

AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF AUGUST 30, 2016

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders party thereto from time to time, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and (B) that on the Second Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder.

Name of Institution:	Bank of America, N.A.

Executing as a Lender:
By:	/s/ Kyle Pearson
Name:	Kyle Pearson
Title:	Vice President
For any institution requiring a second signature line:
By:
Name:
Title:

[Signature Page to Second Amendment]

LENDER ADDENDUM TO THE

AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF AUGUST 30, 2016

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders party thereto from time to time, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and (B) that on the Second Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder.

Name of Institution:	Credit Suisse AG, Cayman Islands Branch

Executing as a Lender:
By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signature
For any institution requiring a second signature line:
By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signature

[Signature Page to Second Amendment]

LENDER ADDENDUM TO THE

AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF AUGUST 30, 2016

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of August 30, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of September 18, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Extended Stay America, Inc. (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders party thereto from time to time, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and (B) that on the Second Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder.

Name of Institution:	GOLDMAN SACHS BANK USA

Executing as a Lender:
By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Second Amendment]